Exhibit 10.1

SUBSCRIPTION AGREEMENT

January 25 2007

VCG Holding Corp.

390 Union Boulevard, Suite 540

Lakewood, Colorado 80228

Ladies and Gentlemen:

1. Private Placement

The undersigned (the “undersigned” or the “Investor(s)”) is writing to advise you of the following terms and conditions under which the undersigned hereby offers to subscribe (the “Offer”) for the securities of this private placement (“Offering”) which is offered by VCG Holding Corp., a Colorado corporation (“VCG” or the “Company”). VCG is offering to sell up to 3,000,000 shares (the “Maximum Offering”) of Common Stock (the “Securities”) at $7.10 per share with a minimum offering of 2,000,000 shares (the “Minimum Offering”). The undersigned understands that the Securities are being issued pursuant to the exemptions from the registration requirements of the Securities Act of 1933, as amended (the “Act”), provided by Section 4(2) of the Act and Rule 506 promulgated thereunder. Upon issuance, the Securities will be “restricted securities” as defined in Rule 144 of the Act which may not be sold, transferred or otherwise disposed of without registration under the Act or pursuant to an exemption from registration under the Act. The Securities will only be sold to “Accredited Investors” (as such term is defined in Rule 501(a) of Regulation D under the Act). The minimum subscription amount is 50,000 shares, which amount may be waived upon the mutual agreement of the Company.

The Securities are being offered on a “best efforts, all or none” basis by the Company with respect to the Minimum Offering during an offering period commencing on January 25, 2007 (the “Commencement Date”) and continuing until February 15, 2007, unless extended to February 28, 2007 upon the agreement of the Company or such other date as agreed by the Company (the “Initial Offering Period”). If the Minimum Offering is completed within the Initial Offering Period, the remaining Securities up to the amount of the Maximum Offering will be offered (the “Continuing Offering Period”) on a “best efforts” basis until the first to occur of (i) the completion of the Maximum Offering, (ii) February 28, 2007 (unless extended by agreement of the Company) or (iii) the termination of the Offering agreement of the Company. The Initial Offering Period and Continuing Offering Period are referred to collectively herein as the “Offering Period.”

All proceeds received from subscribers for the Securities offered hereby will be deposited in a special non-interest bearing escrow account (the “Escrow Account”) with AMFIRST Bank NA and will be released to the Company against delivery by the Company of stock certificates or electronic delivery of stock.

2. Subscription.

Subject to the terms and conditions hereinafter set forth in this Subscription Agreement, the undersigned hereby offers to purchase the Securities as set forth in the Investor Signature Page attached hereto.

If the Offer is accepted by the Company, the Securities shall be paid for by the delivery of such amount by wire transfer, check or money order payable to the order of “AMFIRST Bank NA, Escrow Agent for VCG Holding Corp.”, or by wire transfer to: AMFIRST Bank as escrow agent for VCG Holding Corp (instructions attached), which is being delivered contemporaneously herewith. If the Offer is rejected or the Minimum Offering amount is not achieved within the Offering Period, VCG shall return to the undersigned, without interest or deduction, the amount tendered by the undersigned and VCG and the undersigned shall have no further obligations to one another hereunder.

Once a minimum of 2,000,000 shares have been sold, gross proceeds of $14,200,000 in cleared funds are on deposit in the Escrow Account and such subscriptions are accepted by the Company, an initial closing will be held as soon as practicable thereafter (the “Initial Closing”).

Additional closings will be held, at the discretion of the Company, at reasonable intervals during the Continuing Offering Period, but a final closing shall occur in no event later than the conclusion of the Offering Period (the “Final Closing”).

3. Conditions to Offer.

The Offering is made subject to the following conditions: (i) that the Company shall have the right to accept or reject this Offer, in whole or in part, for any reason whatsoever; and (ii) that the undersigned agrees to comply with the terms of this Subscription Agreement and to execute and deliver any and all further documents that may be reasonably requested by the Company.

Acceptance of this Offer shall be deemed given by the countersigning of this Subscription Agreement on behalf of the Company.

4. Representations and Warranties of the Undersigned.

The undersigned, in order to induce the Company to accept this Offer, hereby warrants and represents as follows:

(A) The undersigned has sufficient liquid assets to sustain a loss of the undersigned’s entire investment.

(B) The undersigned represents that he, she or it is an “Accredited Investor” as that term is defined in Regulation D promulgated under the Act. In general, an “Accredited Investor” is deemed to be an institution with assets in excess of $5,000,000 or individuals with net worth in excess of $1,000,000 or annual income exceeding $200,000 or $300,000 jointly with their spouse.

(C) The Company has not made any other representations or warranties to the undersigned with respect to the Company except as contained herein. The Company has not rendered any investment advice to the undersigned with respect to the Company.

(D) The undersigned has not authorized any person or institution to act as his, her or its Purchaser Representative (as that term is defined in Regulation D of the General Rules and Regulations under the Act) in connection with this transaction. The undersigned has such knowledge and experience in financial, investment and business matters that he, she or it is capable of evaluating the merits and risks of the prospective investment in the Securities. The undersigned has consulted with such independent legal counsel or other advisers as he, she or it has deemed appropriate to assist the undersigned in evaluating his, her or its proposed investment in the Securities.

(E) The undersigned understands that the Securities involve a high degree of risk and represents that he, she or it (i) has adequate means of providing for his current financial needs and possible personal contingencies, and has no need for liquidity of investment in the Securities; (ii) can afford (a) to hold unregistered securities for an indefinite period of time as required and (b) sustain a complete loss of the entire amount of the subscription; and (iii) has not made an overall commitment to investments which are not readily marketable which is disproportionate so as to cause such overall commitment to become excessive.

(F) The undersigned has carefully reviewed the Company’s SEC Reports (as defined below). The undersigned has also been afforded the opportunity to ask questions of, and receive answers from, the officers and/or directors of the Company concerning the terms and conditions of the Offering and to obtain any additional information, to the extent that the Company possesses such information or can acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information furnished; and has availed himself of such opportunity to the extent he, she or it considers appropriate in order to permit him, her or it to evaluate the merits and risks of an investment in the Securities. It is understood that all documents, records and books pertaining to this investment have been made available for inspection, and that the books and records of the Company will be available upon reasonable notice for inspection by investors during reasonable business hours at its principal place of business.

(G) The undersigned acknowledges that the Securities have not been registered under the Act in reliance on an exemption for transactions by an issuer not involving a public offering, and further understands that the undersigned is purchasing the Securities without being furnished any prospectus setting forth all of the information that would be required to be furnished under the Act. The undersigned further acknowledges that the Securities are “restricted securities” which may not be sold, offered for sale, pledged or hypothecated in the absence of a registration statement in effect with respect to the Securities under the Act or pursuant to a valid exemption under the Act.

(H) The undersigned further acknowledges that this Offering has not been passed upon or the merits thereof endorsed or approved by any state or federal authorities.

(I) The Securities being subscribed for are being acquired solely for the account of the undersigned and not with a view to, or for resale in connection with, any distribution in any jurisdiction where such sale or distribution would be precluded. By such representation, the undersigned means that no other person has a beneficial interest in the Securities subscribed for hereunder, and that no other person has furnished or will furnish directly or indirectly, any part of or guarantee the payment of any part of the consideration to be paid to the Company in connection therewith. The undersigned does not intend to dispose of all or any part of the Securities except in compliance with the provisions of the Act and applicable state securities laws and understands that the Securities are being offered pursuant to a specific exemption under the provisions of the Act, which exemption(s) depends, among other things, upon compliance with the provisions of the Act.

(J) The undersigned further represents and agrees that the undersigned will not sell, transfer or otherwise dispose of or encumber the Securities unless prior to any such sale, transfer, disposition or encumbrance, the undersigned will, if requested, furnish the Company and its transfer agent with an opinion of counsel satisfactory to the Company in form and substance that registration under the Act or applicable state securities laws is not required. Notwithstanding the foregoing, the undersigned may pledge any or all of the Securities to a broker-dealer as collateral for a margin account, without notice to the Company.

(K) The undersigned hereby acknowledges that the Company’s officers and directors, their affiliates and/or its beneficial owners will not subscribe for Securities.

(L) Neither the Company nor any person acting on its behalf has offered or sold the undersigned the Securities by means of any form of general solicitation or general advertising and the Securities were not offered or sold to the undersigned by means of publicly disseminated advertisements or sales literature.

(M) The undersigned represents that during the 30 days prior to the date hereof, the undersigned has not, directly or indirectly, made any short sales of, or granted any option for the purchase of or entered into any hedging or similar transaction with the same economic effect as a net short sale, in the Securities.

The undersigned certifies that each of the foregoing representations and warranties set forth in subsection (A) through (M) inclusive of this Section 4 are true as of the date hereof, on the Final Closing date, and shall survive such date.

5. Representations and Warranties of the Company.

The Company hereby makes the following representations and warranties to the Investors:

(A) Subsidiaries. The Company has no direct or indirect subsidiaries (each a “Subsidiary,” and collectively, “Subsidiaries”) except as described in the SEC Reports. All the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights, and the Company owns all of the issued and outstanding shares of capital stock of each Subsidiary, except as described in the SEC Reports.

(B) Organization and Qualification. Each of the Company and the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization (as applicable), with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents.

(C) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the Offering. The execution and delivery of this Subscription Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Company and no further consent or action is required by the Company, other than the Required Approvals (as defined below). This Subscription Agreement, when executed and delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors’ rights and remedies generally and general principles of equity.

(D) No Conflicts. The execution, delivery and performance of this Subscription Agreement by the Company and the consummation by the Company of the Offering do not and will not: (i) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) subject to obtaining the Required Approvals, conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority as currently in effect to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (i), (ii) and (iii), such as could not, individually or in the aggregate (a) adversely affect the legality, validity or enforceability of the Offering, (b) have or result in or be reasonably likely to have or result in a material adverse effect on the results of operations, assets, prospects, business or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (c) adversely impair the Company’s ability to perform fully on a timely basis its obligations under this Subscription Agreement (any of (a), (b) or (c), a “Material Adverse Effect”).

(E) Filings, Consents and Approvals. Neither the Company nor any Subsidiary is required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of this Subscription Agreement, other than (i) the filing with the Securities and Exchange Commission (“SEC”) of a Form D pursuant to SEC Regulation D, (ii) a listing of additional shares notice with the American Stock Exchange and (iii) applicable Blue Sky filings (collectively, the “Required Approvals”). Such “Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

(F) Issuance of the Securities. The Securities are duly authorized and, when issued and paid for in accordance with this Subscription Agreement, will be duly and validly issued, fully paid and nonassessable, free and clear of all liens. The issuance and sale of the Securities hereunder does not contravene the SEC rules and regulations.

(G) Capitalization. The number of shares and type of all authorized, issued and outstanding capital stock of the Company is as set forth in the SEC Reports. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the Offering. Except as a result of the purchase and sale of the Securities which may be issued in connection with this Offering and except for (1) options and shares of Common Stock issued or issuable under the Company’s option plans, (2) the Common Stock underlying the 800,000 of common stock that have been in conjunction with the purchase of the management agreement in Kentucky, (3) the 50,000 shares issued for the purchase of the general partnership interest of Denver Restaurant Concepts, LP, (4) the approximately 200,000 shares to be issued to Troy Lowrie for the purchase of the general partnership interests of the four East St. Louis clubs being acquired during the first quarter of 2007, and (5) the warrants for 500,000 shares of Common Stock issued to Montgomery Street Research, LLC in conjunction with a consulting agreement dated November 11, 2006, there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary is or may become bound to issue additional shares of Common Stock, or securities or rights convertible or exchangeable into shares of Common Stock. The issuance and sale of the Securities to the Investor will not obligate the Company to issue securities to any Person (other than the Investor) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under any such securities.

(H) SEC Reports; Financial Statements. The Company has filed all reports required to be filed by it under the Act and the Securities Exchange Act of 1934 (the “Exchange Act”), including pursuant to Section 13(a) of 15(d) thereof, for the two years preceding the date hereof (or such shorter period as the Company was required by law to file such material) (the foregoing materials being collectively referred to herein as the “SEC Reports”). The SEC Reports, when filed, complied in all material respects with the requirements of the Act and the Exchange Act and the rules and regulations of the SEC promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company that have been included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the financial position of the Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

(I) Material Changes. Except for the proposed Offering, since the date of the latest financial statement dated September 30, 2006 included within the SEC Reports: (i) there has been no event, occurrence or development that has had a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or required to be disclosed in filings made with the SEC, (iii) the Company has not altered its method of accounting or the identity of its auditors, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders except in the ordinary course of business consistent with prior practice, or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock except consistent with prior practice or pursuant to existing Company stock option or similar plans, and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except as described above and except pursuant to existing Company stock option or similar plans. Such “Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144 under the Act. With respect to an Investor, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Investor will be deemed to be an Affiliate of such Investor.

(J) Litigation. Except as set forth in the SEC Reports, there is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) which: (i) adversely affects or challenges the legality, validity or enforceability of this Subscription Agreement or the Securities or (ii) would, if there were an unfavorable decision, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any Subsidiary is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws. The Company does not have pending before the SEC any request for confidential treatment of information. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the SEC involving the Company. The SEC has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Act.

(K) Compliance. Neither the Company nor any Subsidiary: (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any material indenture, loan or credit agreement or any other material agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), which default or violation would have or result in a Material Adverse Effect, (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is in violation of any statute, rule or regulation of any governmental authority, except in each case as would not, individually or in the aggregate, have or result in a Material Adverse Effect.

(L) Regulatory Permits. The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

(M) Listing and Maintenance Requirements. The Company is currently traded in the American Stock Exchange under the ticker symbol “PTT”. The Company is, and has no reason to believe that it will not in the foreseeable future to be, in compliance with all requirements to be traded on the American Stock Exchange.

(N) Internal Accounting Controls. The Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-14 and 15d-14) for the Company and designed such disclosures controls and procedures to ensure that material information relating to the Company, including its Subsidiaries, is made known to the certifying officers by others within those entities. The Company’s certifying officers have evaluated the effectiveness of the Company’s disclosure controls and procedures as of the date immediately prior to the filing of the Company’s most recent periodic report under the Exchange Act (such date, the “Evaluation Date”). The Company presented in such report the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no significant changes in the Company’s internal controls (as such term is defined in Item 307(b) of Regulation S-K under the Exchange Act).

(O) Disclosure. The disclosure provided to the Investor regarding the Company, its business and the transactions contemplated hereby, furnished by or on behalf of the Company, including all of the SEC Reports, does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The Company acknowledges and agrees that the Investor makes or has made no representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Subscription Agreement.

6. Covenants of the Company.

(A) Registration Rights. The Company grants to the Investor registration rights relating to the Securities under the following terms and conditions:

(1) The Company will prepare and file, at its own expense, a registration statement under the Act (the “Registration Statement”) with the SEC sufficient to register the resale of the Securities (the “Registrable Securities”) through the American Stock Exchange.

(2) The Company will use its reasonable best efforts to cause such Registration Statement to be filed with the SEC within thirty (30) days from the Final Closing and to become effective within ninety (90) days from the Final Closing or, if earlier, within five (5) business days of SEC clearance to request acceleration of effectiveness (such later date, the “Effective Date”). The number of shares designated in the Registration Statement to be registered shall include all of the Registrable Securities and shall include appropriate language regarding reliance upon Rule 416 to the extent permitted by the SEC. The Company will notify the Investors of the effectiveness of the Registration Statement within two (2) business days of such event.

(3) Except as otherwise provided in Section 6(C) below, the Company will use its reasonable best efforts to maintain effectiveness under the Act of the Registration Statement or any post-effective amendment thereto filed under the terms of this Agreement until the earlier of (i) the date that all of the Registrable Securities have been sold pursuant to such Registration Statement, (ii) all Registrable Securities have been otherwise transferred to persons who may trade such shares without restriction under the Act, and the Company has delivered a new certificate or other evidence of ownership for such securities not bearing a restrictive legend, or (iii) all Registrable Securities may be sold without volume or manner of sale limitations pursuant to Rule 144(k) (Rule 144 means Rule 144 promulgated by the SEC pursuant to the Act, herein referred to as “Rule 144”) or any similar provision then in effect under the Act (the “Effectiveness Period”).

(4) If, at any time during which the Registration Statement required by Section 6(A)(1) above is not effective, the Company shall determine to proceed with the preparation and filing of a separate registration statement pursuant to the Act in connection with the proposed offer and sale of any securities by it or any of its securities holders (other than a registration statement on Form S-4, S-8, or other limited purpose Form), the Company will give written notice of its determination to do so to the Investor. Upon receipt of a written request from Investor, within twenty (20) days after receipt of any such notice from the Company, the Company will cause all such Registrable Securities requested by the Investor to be included in such registration statement, all to the extent required to permit the sale or other disposition by the Investor of such shares. The obligation of the Company under this Section 6(A)(4) shall be unlimited as to the number of registration statements to which it applies, unless the Effectiveness Period has ended. Notwithstanding the foregoing, the Company shall have the right to postpone or withdraw any registration effect pursuant to this Section 6(A)(4) without obligation to the Investor. In addition, if any registration effected pursuant to this Section 6(A)(4) is a registered public offering involving an underwriting, the Company shall so advise the Investor as a part of the written notice given pursuant to this Section 6(A)(4). In such event, the right of the Investor to include Registrable Securities in such registration pursuant to this Section 6(A)(4) shall be conditioned upon the Investor’s execution of an underwriting agreement upon customary terms with the underwriter or underwriters selected for the underwriting by the Company. If the managing underwriter advises the Company in writing that marketing factors require a limitation in the number of shares held by selling stockholders to be underwritten, the number of Registrable Securities that may be included in such Registration Statement and underwriting shall be allocated among all investors, including the Investor, requesting registration in proportion, as nearly as practicable, to the respective number of shares of Registrable Securities held by them on the date the Company gives the notice specified in this Section 6(A)(4).

(5) All fees, disbursements and out-of-pocket expenses and costs incurred by the Company in connection with the preparation and filing of the Registration Statement and in complying with applicable federal securities and Blue Sky laws (including, without limitation, all attorneys’ fees of the Company) shall be borne by the Company. The Investor and the other investors in the Offering shall bear the cost of underwriting and/or brokerage discounts, fees and commissions, if any, applicable to the Registrable Securities being registered and the fees and expenses of their counsel. The Company shall use its reasonable best efforts to qualify any of the Securities for sale in such states as any Investor reasonably designates and shall furnish indemnification. However, the Company shall not be required to qualify in any state which will require an escrow or other restriction relating to the Company and/or the sellers, or which will require the Company to qualify to do business in such state or require the Company to file therein any general consent to service of process. The Company at its expense will supply the Investor with copies of the applicable Registration Statement and any prospectus included therein and other related documents in such quantities as may be reasonably requested by the Investor.

(6) In the event that (i) the Registration Statement to be filed by the Company pursuant to Section 6(A)(1) is not declared effective by the SEC within the earlier of ninety (90) days from the Final Closing or five (5) days of clearance by the SEC to request effectiveness or (ii) such Registration Statement is not maintained as effective by the Company for the period set forth in Section 6(A)(3) above, then the Company will pay the Investor (pro rated on a daily basis), as compensation for such failure and not as a penalty, one-half percent (0.5%) of the purchase price of the Registrable Securities purchased from the Company and held by the Investor for each month (or portion thereof) until such Registration Statement is effective, provided, however, that in the event the SEC does not declare the Registration Statement effective within ninety (90) days from the Final Closing and the basis for the SEC’s refusal to declare the Registration Statement effective is limitations imposed by Rule 415 of the Act, the Company shall use its reasonable best efforts to register as many shares of the Registrable Securities as is practicable in as short a period of time as is practicable and, in such event, the Company shall not be required to pay the liquidated damages described above. Any compensatory payments required to be paid hereunder shall be made to the Investor in cash, within five (5) calendar days of demand, provided, however, that the payment of such amounts shall not relieve the Company from its obligations to register the Securities pursuant to this Section.

If the Company does not remit the payment to the Investor as set forth above, the Company will pay the Investor reasonable costs of collection, including attorneys’ fees, in addition to the liquidated damages.

(B) The Company shall be entitled to suspend the availability of any Registration Statement, by providing notice thereof to the Investors, without incurring or accruing any obligation to pay liquidated damages pursuant to Section 6(A)(6), no more than one (1) time in any three (3) month period or three (3) times in any twelve (12) month period, and any such period during which the availability of the Registration Statement is suspended (the “Deferral Period”) shall, without incurring any obligation to pay liquidated damages pursuant to Section 6(A)(6), not exceed fifteen (15) days; provided that the aggregate duration of any Deferral Periods shall not exceed fifteen (15) days in any three month period or forty (40) days in any twelve (12) month period; provided that in the case of a Material Event relating to an acquisition or a probable acquisition or financing, recapitalization, business combination or other similar transaction, the Company may, without incurring any obligation to pay liquidated damages pursuant to Section 6(A)(6), deliver to the Investors a second notice to the effect set forth above, which shall have the effect of extending the Deferral Period by up to an additional thirty (30) days, or such shorter period of time as is specified in such second notice. As used herein, “Material Event” shall mean the occurrence of any event or the existence of any fact as a result of which any Registration Statement shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

(C) In the case of each registration effected by the Company pursuant to any section herein, the Company will keep each Investor advised in writing as to the initiation of each registration and as to the completion thereof. At its expense, the Company will:

(1) Keep such registration effective through the Effectiveness Period;

(2) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to a disposition of all securities covered by such registration statement;

(3) Notify the shareholders at any time when a prospectus relating thereto is required to be delivered under the Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in light of the circumstances then existing, and at the request of the shareholders, prepare and furnish to them a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the shareholders, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in light of the circumstances then existing;

(4) Use its commercially reasonable best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a registration statement, and, if such an order is issued, to obtain the withdrawal of such order at the earliest possible moment and to notify Investor (and, in the event of an underwritten offering, the managing underwriter) of the issuance of such order and the resolution thereof;

(5) Cause all shares which are registered in accordance with the provisions herein, to be listed or included for quotation on each exchange or system on which the shares of Common Stock are then listed or included for quotation;

(6) Provide a transfer agent and registrar for all such shares and CUSIP number for all such shares of Common Stock in each case not later than the effective date of such registration statement; and

(7) Otherwise use its commercially reasonable best efforts to comply with all applicable rules and regulations of the SEC.

(D) The Company will indemnify and hold harmless Investor, its directors and officers, and each person, if any, who controls Investor within the meaning of the Act, from and against, and will reimburse Investor, its directors and officers and each controlling person with respect to, any and all loss, damage, liability, cost and expense to which Investor or such controlling person may become subject under the Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such loss, damage, liability, cost or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by Investor or any such controlling person in writing specifically for use in the preparation thereof.

(E) The Investor will indemnify and hold harmless the Company, its directors and officers and any controlling person from and against, and will reimburse the Company, its directors and officers and any controlling person with respect to, any and all loss, damage, liability, cost or expense to which the Company, its directors and officers or such controlling person may become subject under the Act or otherwise, insofar as such losses, damages, liabilities, costs or expenses are caused by any untrue statement or alleged untrue statement of any material fact contained in such registration statement, any prospectus contained therein or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was so made in reliance upon and in conformity with written information furnished by or on behalf of the Investor specifically for use in the preparation thereof and provided further, that the maximum amount that may be recovered from Investor shall be limited to the amount of proceeds received by Investor from the sale of the Securities.

(F) To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable hereunder to the extent permitted by law, provided that (i) no contribution shall be made under circumstances where the indemnifying party would not have been liable for indemnification pursuant to the provisions hereof, (ii) no seller of securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any seller of securities who was not guilty of such fraudulent misrepresentation, and (iii) the amount of the contribution together with any other payments made in respect of such loss, damage, liability or expense, by any seller of securities shall be limited to the net amount of proceeds received by such seller from the sale of such securities.

(G) The Investor will cooperate with the Company in connection with this Subscription Agreement, including timely supplying all information required by the SEC to be included in the Registration Statement.

(H) Transfer Restrictions.

(1) The Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement or Rule 144, to the Company or to an affiliate of an Investor or in connection with a pledge as contemplated in Section 6(H)(2), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Subscription Agreement and shall have the rights of an Investor under this Subscription Agreement.

(2) The Investor agrees to the imprinting of a legend on any of the Securities in the following form:

THE SHARES ISSUABLE HEREIN HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), NOR UNDER ANY STATE SECURITIES LAW AND MAY NOT BE SOLD, ASSIGNED, HYPOTHECATED OR OTHERWISE TRANSFERRED UNTIL (1) A REGISTRATION STATEMENT WITH RESPECT THERETO IS EFFECTIVE UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAW OR (2) THE COMPANY RECEIVES AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH NOTE MAY BE SOLD, ASSIGNED, HYPOTHECATED OR TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR APPLICABLE STATE SECURITIES LAWS.

The Company acknowledges and agrees that an Investor may from time to time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the Securities to a financial institution that is an “accredited investor” as defined in Rule 501(a) under the Act and who agrees to be bound by the provisions of this Subscription Agreement and, if required under the terms of such arrangement, such Investor may transfer pledged or secured Securities to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of legal counsel of the pledgee, secured party or pledgor shall be required in connection therewith. Further, no notice shall be required of such pledge. At the appropriate Investor’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities, including the preparation and filing of any required prospectus supplement under Rule 424(b)(3) under the Act or other applicable provision of the Act to appropriately amend the list of selling stockholders thereunder.

(3) Certificates evidencing the Securities shall not contain any legend (including the legend set forth in Section 6(H)(2) hereof): (i) while a registration statement (including the Registration Statement) covering the resale of such security is effective under the Act, or (ii) following any sale of such Securities pursuant to Rule 144, or (iii) if such Securities are eligible for sale under Rule 144(k), or (iv) if such legend is not required under applicable requirements of the Act (including judicial interpretations and pronouncements issued by the staff of the SEC); provided, however, in connection with the issuance of the Securities, each Investor, severally and not jointly with the other Investors, hereby agrees to adhere to and abide by all prospectus delivery requirements under the Act and rules and regulations of the SEC. The Company shall cause its counsel to issue a legal opinion to the Company’s transfer agent promptly after the Effective Date if required by the Company’s transfer agent to effect the removal of the legend hereunder. If the Securities may be sold under Rule 144(k) or if such legend is not otherwise required under applicable requirements of the Act (including judicial interpretations thereof) then such Securities shall be issued free of all legends. The Company agrees that following the Effective Date or at such time as such legend is no longer required under this Section 6(H)(3), it will, no later than three (3) days following the delivery by an Investor to the Company or the Company’s transfer agent of a certificate representing the Securities issued with a restrictive legend (such third (3rd) day, the “Legend Removal Date”), deliver or cause to be delivered to such Investor a certificate representing such shares that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in this Section.

(4) Each Investor, severally and not jointly with the other Investors, agrees that the removal of the restrictive legend from certificates representing Securities as set forth in this Section 6(H) is predicated upon the Company’s reliance that the Investor will sell any Securities pursuant to either the registration requirements of the Act, including any applicable prospectus delivery requirements, or an exemption therefrom.

(I) Material Non-Public Information. Each Company covenants and agrees that neither it nor any other person or entity acting on its behalf will provide the Investor or its agents or counsel with any information that such Company believes constitutes material non-public information, unless prior thereto such Investor shall have executed a written agreement regarding the confidentiality and use of such information. Each Company understands and confirms that the Investor shall be relying on the foregoing representations in effecting transactions in securities of VCG.

7. Specific State Legends.

FOR NEW HAMPSHIRE RESIDENTS ONLY: NEITHER THE FACT THAT A REGISTRATION STATEMENT OR AN APPLICATION FOR A LICENSE HAS BEEN FILED UNDER THIS CHAPTER WITH THE STATE OF NEW HAMPSHIRE NOR THE FACT THAT A SECURITY IS EFFECTIVELY REGISTERED OR A PERSON IS LICENSED IN THE STATE OF NEW HAMPSHIRE CONSTITUTES A FINDING BY THE SECRETARY OF STATE THAT ANY DOCUMENT FILED UNDER RSA 421-B IS TRUE, COMPLETE AND

NOT MISLEADING. NEITHER ANY SUCH FACT NOR THE FACT THAT AN EXEMPTION OR EXCEPTION IS AVAILABLE FOR A SECURITY OR A TRANSACTION MEANS THAT THE SECRETARY OF STATE HAS PASSED IN ANY WAY UPON THE MERITS OR QUALIFICATIONS OF, OR RECOMMENDED OR GIVEN APPROVAL TO, ANY PERSON, SECURITY, OR TRANSACTION. IT IS UNLAWFUL TO MAKE, OR CAUSE TO BE MADE, TO ANY PROSPECTIVE PURCHASER, CUSTOMER, OR CLIENT ANY REPRESENTATION INCONSISTENT WITH THE PROVISIONS OF THIS PARAGRAPH.

FOR FLORIDA RESIDENTS ONLY: EACH FLORIDA RESIDENT WHO SUBSCRIBES FOR THE PURCHASE OF SECURITIES HEREIN HAS THE RIGHT, PURSUANT TO SECTION 517.061(11)(A)(5) OF THE FLORIDA SECURITIES ACT, TO WITHDRAW HIS SUBSCRIPTION FOR THE PURCHASE AND RECEIVE A FULL REFUND OF ALL MONIES PAID WITHIN THREE BUSINESS DAYS AFTER THE EXECUTION OF THIS SUBSCRIPTION AGREEMENT OR PAYMENT FOR THE PURCHASE HAS BEEN MADE, WHICHEVER IS LATER. WITHDRAWAL WILL BE WITHOUT ANY FURTHER LIABILITY TO ANY PERSON. TO ACCOMPLISH THIS WITHDRAWAL, A SUBSCRIBER NEED ONLY SEND A LETTER OR TELEGRAM TO THE COMPANY AT THE ADDRESS SET FORTH IN THIS SUBSCRIPTION AGREEMENT INDICATING HIS INTENTION TO WITHDRAW.

SUCH LETTER OR TELEGRAM SHOULD BE SENT AND POSTMARKED PRIOR TO THE END OF THE AFOREMENTIONED THIRD BUSINESS DAY. IT IS ADVISABLE TO SEND SUCH LETTER BY CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO ENSURE THAT IT IS RECEIVED AND ALSO TO EVIDENCE THE TIME IT WAS MAILED. IF THE REQUEST IS MADE ORALLY, IN PERSON OR BY TELEPHONE TO AN OFFICER OF THE COMPANY, A WRITTEN CONFIRMATION THAT THE REQUEST HAS BEEN RECEIVED SHOULD BE REQUESTED.

FOR GEORGIA RESIDENTS ONLY THE SECURITIES OFFERED HEREBY ARE BEING ISSUED OR SOLD IN RELIANCE ON PARAGRAPH (13) OF CODE SECTION 10-5-9 OF THE GEORGIA SECURITIES ACT OF 1973, AND MAY NOT BE SOLD OR TRANSFERRED EXCEPT IN A TRANSACTION WHICH IS EXEMPT UNDER SUCH ACT OR PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT

FOR RESIDENTS OF ALL STATES: THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. THE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER SAID ACT AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. INVESTORS SHOULD BE AWARE THAT THEY WILL BE REQUIRED TO BEAR THE FINANCIAL RISKS OF THIS INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

8. No Waiver.

Notwithstanding any of the representations, warranties, acknowledgments or agreements made herein by the undersigned, the undersigned does not thereby or in any manner waive any rights granted to the undersigned under federal or state securities laws.

9. Revocation.

The undersigned agrees that he, she or it shall not cancel, terminate or revoke this Subscription Agreement or any agreement of the undersigned made hereunder other than as set forth herein, and that this Subscription Agreement shall survive the death or disability of the undersigned.

10. Termination of Subscription Agreement.

If the Company elects to cancel this Subscription Agreement, provided that it returns to the undersigned, without interest and without deduction, all sums paid by the undersigned, this Offer shall be null and void and of no further force and effect, and no party shall have any rights against any other party hereunder.

11. Miscellaneous.

(A) All notices or other communications given or made hereunder shall be in writing and shall be mailed by registered or certified mail, return receipt requested, postage prepaid, or by overnight courier service to the undersigned at his address set forth below, to the Company at the addresses set forth herein.

(B) This Subscription Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by all parties.

(C) The provisions of this Subscription Agreement shall survive the execution thereof.

(D) The Subscription Agreement shall be governed by the laws of the State of Colorado as if entered into between residents of the State of Colorado.

12. Certification.

The undersigned certifies that he, she or it has read this entire Subscription Agreement and that every statement on his part made and set forth herein is true and complete.

INVESTOR SIGNATURE PAGE FOR VCG HOLDING CORP SUBSCRIPTION AGREEMENT

Please print or type, Use ink only. (All Parties Must Sign)

The undersigned investor hereby certifies that he, she or it (i) agrees to all the terms and conditions of this Subscription Agreement, (ii) meets the suitability standards set forth herein and (iii) is a resident of the state or foreign jurisdiction indicated below.

Dollar Amount of Securities Subscribed for:$ ; shares

If other than individual check one and indicate
Name of Investor (Print)	capacity of signatory under the signature:
Trust
Estate
Name of Joint Investor (if any) (Print)	Uniform Gifts to Minors Act, State of
Attorney-in-fact
Corporation
Other
Signature of Investor
If Joint Ownership, Check one:
Joint Tenants with Right of Survivorship
Tenants in Common
Signature of Joint Investor (if any)	Tenants by the Entirety
Community by Property

Capacity of Signatory (if applicable)	Backup Withholding Statement:
Please check this box only if the investor is subject to backup withholding
Social Security or Taxpayer Identification Number
Foreign Person:
Investor Mail Address:	Please check this box only if the investor is a nonresident alien, foreign corporation, foreign partnership, foreign trust or foreign estate
Street Address

City State Zip Code	Share Registration Name(s) and Amounts:

Telephone: ( ) Fax: ( )	Name	Amount
	1._____________________________________________	______

Email:	2._____________________________________________	______

	3._____________________________________________	______

Address for Delivery of Shares (if different from above):	4._____________________________________________	______

City State Zip Code

Customer Account No.

Broker:
Investor Representative DTC Number

The investor agrees to the terms of this Agreement and, as required by the Regulations pursuant to the Internal Revenue Code, certifies under penalty of perjury that (1) the Social Security Number or Taxpayer Identification Number and address provided above is correct, (2) the investor is not subject to backup withholding (unless the Backup Withholding Statement box is checked) either because he, she or it has not been notified that he, she or it is subject to backup withholding as a result of a failure to report all interest or dividends or because the Internal Revenue Service has notified him, her or it that he, she or it is no longer subject to backup withholding and (3) the investor (unless, the Foreign Person box above is checked) is not a nonresident alien, foreign partnership, foreign trust or foreign estate.

THE SUBSCRIPTION FOR SECURITIES OF VCG HOLDING CORP BY THE ABOVE NAMED INVESTOR(S) IS ACCEPTED THIS              DAY OF                     , 2007.

VCG HOLDING CORP

By:
Name:	Donald W. Prosser CPA
Title:	CFO